SECURITIES AND EXCHANGE COMMISSION

                               WASHINGTON, D.C.  20549

                                 ___________________

                                       FORM 8-K

                                    CURRENT REPORT

                          PURSUANT TO SECTION 13 OR 15(d) OF
                         THE SECURITIES EXCHANGE ACT OF 1934




          Date of Report (date of
          earliest event reported):               November 26, 1996


                             METROPOLITAN EDISON COMPANY
                  (Exact name of registrant as specified in charter)


             Pennsylvania           1-446              23-0870160
          (State or other         (Commission          (IRS employer
           jurisdiction of        file number)         identification no.)
           incorporation)



          2800 Pottsville Pike, Reading, Muhlenberg Township, Berks County,
                                                              PA 19640-0001
          (Address of principal executive offices)             (Zip Code)




          Registrant's  telephone number, including  area code:  (610) 929-3601

          ITEM 5.   OTHER EVENTS.

               On November 26, 1996,  the Pennsylvania legislature approved and  sent  to  the  Governor  legislation  providing  for  retail

          electric  competition.  The  Governor,  who  had   supported  the

          legislation, is expected to sign the bill into law.

               The legislation requires all Pennsylvania electric utilities to submit restructuring plans  to the Pennsylvania Public Utility

          Commission ("PaPUC") by  between April 1, 1997 and  September 30,

          1997.  The plans must provide, among other things, for the phase-

          in of retail customer choice beginning January 1, 1999 and ending on January 1, 2001. In the interim, the PaPUC may order utilities to  implement retail  access  pilot programs  beginning April  1,

          1997. The  legislation  provides  for the  PaPUC  to  license  or certify  all  electric  suppliers,  including  municipalities and rural  electric  cooperatives  furnishing service  outside  their areas.

               Utilities  would  be permitted  to  recover  their prudently

          incurred  transition   and  stranded  costs   (including  nuclear

          decommissioning  and spent  nuclear fuel,  non-utility generation contract  and  other power  plant  investment  costs) subject  to certain  conditions  (including  an obligation  to  mitigate such costs)  through a  PaPUC approved  competitive transition  charge

          ("CTC"). The CTC would be  collectable for up to 9 years  or such other period approved by the PaPUC, and would be non-bypassable -

          - that is, it would be payable by  all customers, irrespective of their electric supplier.

               The legislation also includes provisions for the issuance of

          "transition  bonds" as  a means for  utilities to  mitigate their stranded and transition costs. Subject  to PaPUC approval, a non-





          bypassable   intangible  transition   charge  ("ITC")   would  be

          collected from all utility customers. These ITC collections would be  used to pay principal  and interest on  the transition bonds.

          Proceeds from the sale  of transition bonds would be  used by the utility to  reduce transition costs  and related  capitalization.

          The benefit  of the  lower financing  costs  associated with  the transition  bonds would be used by the utility to reduce customer rates.

               Finally,  subject  to  certain exceptions,  the  legislation imposes  a  4-1/2  year  rate  cap  on  utility  transmission and distribution rates and a  9 year rate cap on  electric generation rates,  in each  case  beginning January  1, 1997.  Utilities may

          obtain  an   exemption  from   the  rate   cap  to  provide   for

          extraordinary  rate  relief,   non-utility  generation   contract

          obligations,  changes in  law, required  upgrades and  repairs to transmission and  distribution facilities, increases in  fuel and purchased power costs, nuclear decommissioning costs and taxes.

               A copy of GPU Energy's related news release is annexed as an exhibit.



          ITEM 7.   FINANCIAL STATEMENTS, PRO  FORMA FINANCIAL  INFORMATION

                    AND EXHIBITS.

               (c)  Exhibits.

                    1.   GPU Energy News Release, dated November 26, 1996.





                                      SIGNATURE



                    PURSUANT TO THE REQUIREMENTS OF THE SECURITIES EXCHANGE

          ACT OF  1934, THE REGISTRANT  HAS DULY CAUSED  THIS REPORT TO  BE

          SIGNED  ON   ITS  BEHALF   BY  THE  UNDERSIGNED   THEREUNTO  DULY

          AUTHORIZED.



                                        METROPOLITAN EDISON COMPANY





                                        By:______________________________
                                             T.G. Howson, Vice President
                                             and Treasurer


          Date:  December 2, 1996